Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to 18 U.S.C. ss. 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of USA Mobility, Inc. (the “Company”) hereby certify, to such officer’s knowledge, that:
(i)	the accompanying Quarterly Report of Form 10-Q of the Company for the period ended June 30, 2009 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended;

and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 30, 2009	/s/ Thomas L. Schilling
Thomas L. Schilling
Chief Operating Officer and Chief Financial Officer